UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):   May 17, 2024

GSI Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33387	77-0398779
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1213 Elko Drive Sunnyvale, California 94089
(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 331-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	GSIT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

GSI Technology, Inc. (the “Company”) previously entered into a purchase and sale agreement (the “Agreement”) with D.R. Stephens & Company, LLC (the “Purchaser”), to sell the Company’s 1213 Elko Drive property in Sunnyvale, California for $11.85 million in cash. On May 17, 2024, the Company and the Purchaser entered into a second amendment to the Agreement (the “Second Amendment”) to extend the diligence period by five days to Wednesday, May 22, 2024. The foregoing description of the Second Amendment is subject to, and qualified in its entirety by, the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. On May 21, 2024, the Company and the Purchaser entered into a third amendment to the Agreement (the “Third Amendment”) to reduce the purchase price by $200,000, from $11.85 million to $11.65 million. As part of the Third Amendment, the Purchaser provided its go forward notice to the Company, waived its termination right under the Agreement and, as set forth in the Agreement, agreed to deliver an additional $250,000 to the deposit escrow. The $500,000 of cash in the deposit escrow is now nonrefundable, except as set forth in the Agreement with respect to a default by the Company, casualty or condemnation. The foregoing description of the Third Amendment is subject to, and qualified in its entirety by, the Third Amendment, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Purchase and Sale Agreement with Escrow Instructions dated May 17, 2024 between GSI Technology, Inc. and D.R. Stephens & Company, LLC
10.2	Third Amendment to Purchase and Sale Agreement with Escrow Instructions dated May 21, 2024 between GSI Technology, Inc. and D.R. Stephens & Company, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2024

GSI Technology, Inc.

	By:	/s/ Douglas M. Schirle
Douglas M. Schirle
Chief Financial Officer

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